                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4269

                                Van Kampen Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 3/31

Date of reporting period: 3/31/04

Item 1. Reports to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

VAN KAMPEN
HIGH YIELD
FUND

ANNUAL REPORT


MARCH 31, 2004

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]


ENJOY LIFE'S TRUE WEALTH


[VANKAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

   WELCOME, SHAREHOLDER

   In this report, you'll learn about how your investment in Van Kampen High Yield Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2004.


   This material must be preceded or accompanied by a prospectus for the fund being offered.

   Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

          NOT FDIC INSURED  OFFER NO BANK GUARANTEE     MAY LOSE VALUE
          NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

PERFORMANCE SUMMARY AS OF 3/31/04

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Credit Suisse First Boston High Yield Index from 3/31/94 through 3/31/04. Class A shares adjusted for sales charges.

[CHART]

             VAN KAMPEN        CREDIT SUISSE FIRST
             HIGH YIELD FUND   BOSTON HIGH YIELD INDEX
   3/31/94            $9,525                    $9,706
   6/30/94            $9,406                    $9,566
   9/30/94            $9,323                    $9,719
  12/31/94            $9,279                    $9,715
   3/31/95            $9,695                   $10,172
   6/30/95           $10,206                   $10,762
   9/30/95           $10,545                   $11,085
  12/31/95           $10,904                   $11,404
   3/31/96           $11,161                   $11,650
   6/30/96           $11,355                   $11,834
   9/30/96           $11,833                   $12,278
  12/31/96           $12,265                   $12,820
   3/31/97           $12,412                   $13,009
   6/30/97           $12,899                   $13,571
   9/30/97           $13,397                   $14,209
  12/31/97           $13,611                   $14,439
   3/31/98           $14,065                   $14,873
   6/30/98           $14,107                   $15,061
   9/30/98           $12,927                   $14,135
  12/31/98           $13,414                   $14,523
   3/31/99           $13,806                   $14,761
   6/30/99           $13,850                   $14,932
   9/30/99           $13,787                   $14,693
  12/31/99           $14,257                   $14,999
 3/31/2000           $14,289                   $14,806
 6/30/2000           $14,242                   $14,873
 9/30/2000           $14,118                   $14,974
12/31/2000           $12,998                   $14,217
 3/31/2001           $13,482                   $14,918
 6/30/2001           $12,722                   $14,825
 9/30/2001           $11,806                   $14,235
12/31/2001           $12,320                   $15,038
 3/31/2002           $12,128                   $15,416
 6/30/2002           $11,276                   $15,061
 9/30/2002           $10,614                   $14,638
12/31/2002           $11,163                   $15,506
 3/31/2003           $11,932                   $16,577
 6/30/2003           $12,880                   $18,191
 9/30/2003           $13,252                   $18,744
12/31/2003           $13,902                   $19,836
 3/31/2004           $14,121                   $20,352

Source for index data: Lipper Inc.

                          A SHARES                   B SHARES                    C SHARES
                        SINCE 6/27/86              SINCE 5/17/93               SINCE 8/13/93
----------------------------------------------------------------------------------------------------
                                   W/MAX.                      W/MAX.                      W/MAX.
AVERAGE ANNUAL      W/O SALES    4.75% SALES    W/O SALES    4.00% SALES    W/O SALES    1.00% SALES
TOTAL RETURNS        CHARGES       CHARGE        CHARGES       CHARGE        CHARGES       CHARGE
Since Inception        5.99%         5.71%         3.96%         3.96%         3.35%         3.35%

10-year                4.02          3.51          3.53          3.53          3.22          3.22

5-year                 0.45         -0.52         -0.30         -0.48         -0.30         -0.30

1-year                18.35         12.71         17.62         13.62         17.65         16.65

30-Day SEC
Subsidized Yield             5.93%                       5.43%                       5.44%

30-Day SEC Yield             5.83                        5.33                        5.34

Past performance is no guarantee of future results and current performance may be lower or higher than the figures shown. For more up-to-date information, including month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares six years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. The subsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change.

The Credit Suisse First Boston High Yield Index is a broad-based index which reflects the general performance of a wide range of selected bonds within the public high-yield debt market. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

FUND REPORT
FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004

Van Kampen High Yield Fund is managed by the adviser's Taxable Fixed Income team. Members of the team include Sheila A. Finnerty, Managing Director; Gordon Loery, Executive Director; and Joshua Givelber and Chad Liu, Vice Presidents.(1)

MARKET CONDITIONS

The high-yield market staged a strong rally through most of the 12-month period ended March 31, 2004. In fact, before briefly succumbing to a technically driven market correction in mid-February, the high-yield market produced strong returns for much of the past 18 months. The rally was sparked by an improving U.S. economy and inexpensive valuations in many high-yield bonds. Other positive influences included an improving stock market--which benefited the balance sheets of many high-yield issuers--and steady declines in high-yield default rates. According to Moody's Investor Service, the annual default rate of high-yield issues declined from 10.9 percent in January 2002 to 4.1 percent in March 2004. With so many positive factors working for the high-yield market, investors have been willing to assume more credit risk within this asset class.

In addition, high-yield bond market performance has been supported by strong inflows of money into the asset class beginning in late 2002. These inflows reflect increasing demand for high-yield bonds, which drives up bond prices. For 2003, AMG Data Services reported a record $26 billion of inflows into high-yield bonds. The high-yield market sell-off that occurred during the last two weeks of February was likely due to two factors. First, corporations continued to come to market with a heavy supply of high-yield paper. Second, many institutional investors who had emphasized high yield within their portfolios rotated out of the asset class, which resulted in a $2.5 billion outflow over a short period of time.

PERFORMANCE ANALYSIS

During the reporting period, the fund returned 18.35 percent (Class A shares unadjusted for sales charge), yet underperformed its benchmark, the Credit Suisse First Boston High Yield Index. (See table on page 4.) The fund's relative performance versus its benchmark was hindered by our concerns over the quality of securities available for purchase, which led us to assume a slightly more conservative stance compared with the benchmark index. As background, weakened U.S. economic activity in recent years had led to credit downgrades for many high-yield companies, raising the portion of the market carrying a CCC rating or coming under the category of "distressed." While we maintained some exposure to this segment of the market, our analysis indicated that many of the companies carrying this rating were too speculative for the fund's portfolio.

(1) Team members may change without notice at any time.

Therefore, the portfolio held a smaller segment of CCC-rated and distressed bonds than the index, which dampened returns when these bonds outperformed the overall market.

In addition, while the market rally appeared to reward entire credit tiers and sectors, we remained focused on thorough bottom-up analysis of individual securities. As a result, the fund was underweighted in the utilities and telecommunications sectors relative to the benchmark during the period because our analysts were unwilling to recommend companies with unfavorable fundamental characteristics. Both sectors posted strong performance for the 12 months ended March 31.

During the period, the fund benefited from positive security selection within the diversified-media and wireless-communications sectors. Within diversified media, Dex Media and Advanstar Communications performed well, while in wireless, SBA Communications and American Tower Corporation posted gains. These companies' bonds benefited from improving fundamentals, and from the fact that their debt securities had previously been undervalued.

On an ongoing basis, we seek to maintain a balanced and well-diversified portfolio. The fund's portfolio consists of approximately 150 issuers. This strategy diversifies the fund's credit risk, yet it also allows sufficient average security size for strategic overweights. We continue to maintain an average credit quality of high B, which is very close to that of the benchmark. In terms of size, we focus on larger companies because of their financial flexibility, their ability to withstand less-favorable financial markets and their superior access to capital markets.

The U.S. and global economies have continued to show signs of sustainable growth. Despite the increasing prospect for short-term interest-rate increases later this year, the fundamentals of the high-yield market remain positive, with favorable earnings, lower default rates and tightening high-yield credit spreads. At the same time, many of these positive factors have already been "priced into" the market. We believe that the tremendous rally in distressed high-yield bonds has for the most part run its course and that price appreciation should subside, with returns driven more by coupon income as occurred in March. We look for the fund's holdings to earn their coupons for the remainder of 2004, with the hope of some additional price appreciation in the BB- and B-rated securities that make up the bulk of the portfolio.

Going forward, we will continue our rigorous bottom-up security analysis, and monitor the high-yield market closely for individual credits with attractive yield and total-return potential.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004

                                        CREDIT SUISSE FIRST BOSTON
       CLASS A    CLASS B    CLASS C         HIGH YIELD INDEX
       18.35%     17.62%     17.65%               22.86%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information.

TOP 5 SECTORS AS OF 3/31/04

Utility                                  9.7%
Energy                                   9.4
Diversified Media                        7.6
Chemicals                                6.8
Forest Products                          6.6

RATINGS ALLOCATION AS OF 3/31/04

BBB/Baa                                  2.0%
BB/Ba                                   29.2
B/B                                     51.9
CCC/Caa                                 13.7
CC/Ca                                    0.1
C/C                                      0.5
Non-Rated                                2.6

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Sectors percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Rating percentages are as a percentage of long-term debt investments. Ratings allocations are based upon ratings as issued by Standard and Poor's and Moody's. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

VAN KAMPEN HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS - MARCH 31, 2004

PAR
AMOUNT
(000)      DESCRIPTION                                                     COUPON    MATURITY      VALUE
-------------------------------------------------------------------------------------------------------------
           DOMESTIC CORPORATE BONDS  81.8%
           BROADCASTING  0.7%
  $1,070   Granite Broadcasting Corp.,
           144A--Private Placement (a)                                       9.750%   12/01/10   $  1,037,900
   1,462   Interep National Radio Sales, Inc., Ser B                        10.000    07/01/08      1,324,937
                                                                                                 ------------
                                                                                                    2,362,837
                                                                                                 ------------
           BUILDING MATERIALS  0.2%
     530   Koppers, Inc.,144A--Private Placement (a)                         9.875    10/15/13        585,650
                                                                                                 ------------
           CABLE 4.2%
     400   Avalon Cable, LLC                                                11.875    12/01/08        424,194
   1,775   Charter Communications Holdings                                   9.625    11/15/09      1,508,750
   2,275   Charter Communications Holdings (b)                            0/11.750    01/15/10      1,842,750
   1,040   CSC Holdings, Inc.                                                8.125    07/15/09      1,123,200
     395   CSC Holdings, Inc.                                               10.500    05/15/16        458,200
   2,195   DirecTV Holdings, LLC                                             8.375    03/15/13      2,513,275
   1,616   Echostar DBS Corp.                                                9.125    01/15/09      1,834,160
   1,585   Echostar DBS Corp., 144A--Private Placement (a)                   6.375    10/01/11      1,691,987
   1,036   Pegasus Communications Corp., Ser B                               9.750    12/01/06        918,155
     430   Pegasus Communications Corp., Ser B                              12.500    08/01/07        380,550
     120   Pegasus Satellite Communications                                 13.500    03/01/07         89,400
     790   Renaissance Media Group                                          10.000    04/15/08        817,650
                                                                                                 ------------
                                                                                                   13,602,271
                                                                                                 ------------
           CHEMICALS 5.6%
   1,747   Equistar Chemicals LP                                            10.125    09/01/08      1,886,760
     620   Equistar Chemicals LP                                            10.625    05/01/11        671,150
     722   FMC Corp.                                                        10.250    11/01/09        851,960
     755   Huntsman Advanced Materials, LLC,
           144A--Private Placement (a)                                      11.000    07/15/10        856,925
   1,235   Huntsman ICI Chemicals, LLC                                      10.125    07/01/09      1,262,787
   1,200   Huntsman International, LLC (EUR) (c)                            10.125    07/01/09      1,421,343
   2,980   ISP Holdings, Inc.                                               10.625    12/15/09      3,322,700
   1,045   Millennium America, Inc.                                          7.000    11/15/06      1,068,512
   1,210   Millennium America, Inc.                                          9.250    06/15/08      1,297,725
   2,025   Nalco Co., 144A--Private Placement (a)                            7.750    11/15/11      2,126,250
   1,815   Nalco Financial Holdings, Inc.,
           144A--Private Placement (a) (b)                                 0/9.000    02/01/14      1,089,000

                                               SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

PAR
AMOUNT
(000)      DESCRIPTION                                                      COUPON    MATURITY      VALUE
-------------------------------------------------------------------------------------------------------------
           CHEMICALS (CONTINUED)
  $1,250   Rockwood Specialties Group, Inc.                                 10.625%   05/15/11   $  1,387,500
     810   Westlake Chemical Corp.                                           8.750    07/15/11        899,100
                                                                                                 ------------
                                                                                                   18,141,712
                                                                                                 ------------
           CONSUMER PRODUCTS  1.4%
     805   Oxford Industrials, Inc.,
           144A--Private Placement (a)                                       8.875    06/01/11        869,400
   1,395   Prestige Brands Inc.
           144A--Private Placement (a) (d)                                   9.250    04/15/12      1,381,050
   1,165   Rayovac Corp.                                                     8.500    10/01/13      1,261,112
   1,800   Sleepmaster, LLC (e) (f) (g)                                     11.000    05/15/09        396,000
     585   Tempur Pedic, Inc., 144A--Private Placement (a)                  10.250    08/15/10        675,675
                                                                                                 ------------
                                                                                                    4,583,237
                                                                                                 ------------
           DIVERSIFIED MEDIA  5.1%
     365   Advanstar Communications, Inc.                                   10.750    08/15/10        402,869
     255   Advanstar Communications, Inc.                                   12.000    02/15/11        271,894
   2,567   Advanstar Communications, Inc.
           (Variable Rate Coupon)                                            8.620    08/15/08      2,711,499
   2,230   Cinemark, Inc., 144A--Private Placement (a) (b)                 0/9.750    03/15/14      1,393,750
   1,275   Dex Media East Finance Corp.                                     12.125    11/15/12      1,494,937
   1,305   Dex Media West Finance Corp.,
           144A--Private Placement (a)                                       9.875    08/15/13      1,455,075
   2,450   Dex Media, Inc., 144A--Private Placement (a) (b)                0/9.000    11/15/13      1,580,250
   1,015   Muzak, Inc.                                                      10.000    02/15/09      1,056,869
   1,586   Muzak, Inc.                                                       9.875    03/15/09      1,536,437
   1,480   Nebraska Book Co., Inc.,
           144A--Private Placement (a)                                       8.625    03/15/12      1,531,800
     715   PEI Holdings, Inc.                                               11.000    03/15/10        829,400
   2,000   Primedia, Inc.                                                    8.875    05/15/11      2,060,000
      20   Salem Communications Corp.                                        7.750    12/15/10         21,225
                                                                                                 ------------
                                                                                                   16,346,005
                                                                                                 ------------
           ENERGY 8.6%
   2,213   BRL Universal Equipment                                           8.875    02/15/08      2,401,105
   2,265   Chesapeake Energy Corp.                                           7.500    09/15/13      2,514,150
     840   Citgo Petroleum Corp.                                            11.375    02/01/11        984,900
     617   DI Industries, Inc.                                               8.875    07/01/07        636,281
   3,345   El Paso Production Holding Co.                                    7.750    06/01/13      3,119,212
   1,915   Frontier Oil Corp.                                               11.750    11/15/09      2,135,225
     374   Gulfterra Energy Partners LP, Ser B                               8.500    06/01/10        433,840
   1,302   Gulfterra Energy Partners LP, Ser B                              10.625    12/01/12      1,640,520
   1,160   Hanover Compressor Co.                                            8.625    12/15/10      1,252,800
     245   Hanover Equipment Trust                                           8.500    09/01/08        263,375

SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

PAR
AMOUNT
(000)      DESCRIPTION                                                      COUPON    MATURITY      VALUE
-------------------------------------------------------------------------------------------------------------
           ENERGY (CONTINUED)
  $1,038   Hanover Equipment Trust                                           8.750%   09/01/11   $  1,126,230
   2,120   Hilcorp Energy Finance Corp.,
           144A--Private Placement (a)                                      10.500    09/01/10      2,363,800
     957   Magnum Hunter Resources, Inc.                                     9.600    03/15/12      1,074,232
     335   MSW Energy Holdings Finance Corp.                                 8.500    09/01/10        368,500
   1,510   MSW Energy Holdings Finance II,
           144A--Private Placement (a)                                       7.375    09/01/10      1,600,600
   1,299   Port Arthur Finance Corp., Ser A                                 12.500    01/15/09      1,539,884
     895   Tesoro Petroleum Corp.                                            9.000    07/01/08        938,631
   1,030   Tesoro Petroleum Corp.                                            9.625    04/01/12      1,153,600
   2,055   Vintage Petroleum, Inc.                                           7.875    05/15/11      2,219,400
                                                                                                 ------------
                                                                                                   27,766,285
                                                                                                 ------------
           FOOD & DRUG  1.0%
   1,405   Delhaize America, Inc.                                            8.125    04/15/11      1,622,775
     500   Jitney-Jungle Stores America, Inc. (e) (f) (g)                   12.000    03/01/06            -0-
   1,422   Kroger Co., 144A--Private Placement (a)                           8.500    07/15/17      1,632,056
                                                                                                 ------------
                                                                                                    3,254,831
                                                                                                 ------------
           FOOD & TOBACCO  2.9%
   1,285   Michael Foods, Inc., Ser B,
           144A--Private Placement (a)                                       8.000    11/15/13      1,368,525
   2,700   Pilgrim's Pride Corp.                                             9.625    09/15/11      2,922,750
     870   PPC Escrow Corp., 144A--Private Placement (a)                     9.250    11/15/13        913,500
   1,850   Smithfield Foods, Inc.                                            7.625    02/15/08      2,007,250
     515   Smithfield Foods, Inc.                                            8.000    10/15/09        578,087
     450   Smithfield Foods, Inc.                                            7.750    05/15/13        497,250
     970   Standard Commercial Corp.,
           144A--Private Placement (a) (d)                                   8.000    04/15/12      1,011,225
                                                                                                 ------------
                                                                                                    9,298,587
                                                                                                 ------------
           FOREST PRODUCTS  3.9%
   2,925   Georgia-Pacific Corp.                                             8.875    02/01/10      3,429,562
   1,345   Graphic Packaging International, Inc.                             9.500    08/15/13      1,526,575
     130   Owens-Brockway Glass Containers, Inc.                             8.875    02/15/09        141,050
     150   Owens-Brockway Glass Containers, Inc.                             7.750    05/15/11        157,500
   1,270   Owens-Brockway Glass Containers, Inc.                             8.750    11/15/12      1,387,475
   1,730   Owens-Illinois, Inc.                                              7.500    05/15/10      1,665,125
     890   Pliant Corp.                                                     13.000    06/01/10        774,300
   1,266   Pliant Corp.                                                     13.000    06/01/10      1,101,420
     490   Tekni-Plex, Inc., 144A--Private Placement (a)                     8.750    11/15/13        490,000
   1,747   Tekni-Plex, Inc., Ser B                                          12.750    06/15/10      1,838,717
                                                                                                 ------------
                                                                                                   12,511,724
                                                                                                 ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

PAR
AMOUNT
(000)      DESCRIPTION                                                      COUPON    MATURITY      VALUE
-------------------------------------------------------------------------------------------------------------
           GAMING & LEISURE  5.3%
  $  375   Global Cash Access, LLC,
           144A--Private Placement (a)                                       8.750%   03/15/12   $    391,875
     432   Hilton Hotels Corp.                                               7.950    04/15/07        481,680
   1,215   Hilton Hotels Corp.                                               7.625    12/01/12      1,401,806
     886   HMH Properties, Inc.                                              7.875    08/01/08        924,762
   2,006   Horseshoe Gaming, LLC, Ser B                                      8.625    05/15/09      2,111,315
     800   LodgeNet Entertainment Corp.                                      9.500    06/15/13        892,000
   2,510   MGM Mirage, Inc.                                                  6.000    10/01/09      2,648,050
   2,050   Park Place Entertainment Corp.                                    7.875    12/15/05      2,188,375
     475   Park Place Entertainment Corp.                                    7.000    04/15/13        520,125
     386   Starwood Hotels & Resorts Worldwide, Inc.                         7.375    05/01/07        421,705
   1,361   Starwood Hotels & Resorts Worldwide, Inc.                         7.875    05/01/12      1,544,735
     930   Station Casinos, Inc.,
           144A--Private Placement (a)                                       6.000    04/01/12        967,200
   1,350   Station Casinos, Inc.,
           144A--Private Placement (a)                                       6.500    02/01/14      1,368,562
   1,174   Venetian Casino Resort, LLC                                      11.000    06/15/10      1,355,970
                                                                                                 ------------
                                                                                                   17,218,160
                                                                                                 ------------
           HEALTHCARE  4.0%
     420   AmerisourceBergen Corp.                                           8.125    09/01/08        470,400
   1,825   AmerisourceBergen Corp.                                           7.250    11/15/12      1,993,812
     869   Fisher Scientific International, Inc.                             8.125    05/01/12        968,935
     475   Fisher Scientific International, Inc.,
           144A--Private Placement (a)                                       8.000    09/01/13        535,562
     300   Fresenius Medical Care Capital Trust II                           7.875    02/01/08        327,750
   2,210   Fresenius Medical Care Capital Trust IV                           7.875    06/15/11      2,453,100
     303   HCA, Inc.                                                         8.750    09/01/10        363,344
   1,100   HCA, Inc.                                                         6.950    05/01/12      1,201,663
     115   HCA, Inc.                                                         7.190    11/15/15        126,976
     210   Manor Care, Inc.                                                  7.500    06/15/06        231,000
     478   Manor Care, Inc.                                                  8.000    03/01/08        549,102
     310   National Nephrology Associates, Inc.,
           144A--Private Placement (a)                                       9.000    11/01/11        361,150
   1,075   Team Health, Inc.,
           144A--Private Placement (a)                                       9.000    04/01/12      1,050,812
     970   Tenet Healthcare Corp.                                            5.375    11/15/06        916,650
     360   Tenet Healthcare Corp.                                            6.500    06/01/12        312,300
   1,355   Tenet Healthcare Corp.                                            7.375    02/01/13      1,229,663
                                                                                                 ------------
                                                                                                   13,092,219
                                                                                                 ------------

SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

PAR
AMOUNT
(000)      DESCRIPTION                                                      COUPON    MATURITY      VALUE
-------------------------------------------------------------------------------------------------------------
           HOUSING  6.3%
  $3,755   Associated Materials, Inc.,
           144A--Private Placement (a) (b)                                0/11.250%   03/01/14   $  2,299,938
     735   CB Richard Ellis Service, Inc.                                    9.750    05/15/10        828,713
   1,869   CB Richard Ellis Service, Inc.                                   11.250    06/15/11      2,121,315
   1,405   D.R. Horton, Inc.                                                 6.875    05/01/13      1,566,575
     415   Interface, Inc.                                                   7.300    04/01/08        412,925
     520   Interface, Inc.                                                  10.375    02/01/10        590,200
   1,585   Interface, Inc., 144A--Private Placement (a)                      9.500    02/01/14      1,577,075
     774   Istar Financial, Inc.                                             8.750    08/15/08        901,710
   2,105   Jacuzzi Brands, Inc.                                              9.625    07/01/10      2,336,550
   1,575   LNR Property Corp.                                                7.625    07/15/13      1,677,375
   3,410   Nortek Holdings, Inc.,
           144A--Private Placement (a) (b)                                0/10.000    05/15/11      2,608,650
     599   Tech Olympic USA, Inc.                                            9.000    07/01/10        654,408
     725   Tech Olympic USA, Inc.                                            9.000    07/01/10        792,063
   1,044   Tech Olympic USA, Inc.                                           10.375    07/01/12      1,182,330
     875   WII Components, Inc.,
           144A--Private Placement (a)                                      10.000    02/15/12        905,625
                                                                                                 ------------
                                                                                                   20,455,452
                                                                                                 ------------
           INFORMATION TECHNOLOGY  1.6%
   1,605   Avaya, Inc.                                                      11.125    04/01/09      1,921,988
   1,255   Iron Mountain, Inc.                                               8.625    04/01/13      1,374,225
   1,325   Iron Mountain, Inc.                                               7.750    01/15/15      1,397,875
     525   Iron Mountain, Inc.                                               6.625    01/01/16        511,875
                                                                                                 ------------
                                                                                                    5,205,963
                                                                                                 ------------
           MANUFACTURING  3.1%
     295   ABB Finance, Inc.                                                 6.750    06/03/04        296,828
     691   Brand Services, Inc.                                             12.000    10/15/12        808,470
     480   Flowserve Corp.                                                  12.250    08/15/10        555,600
     637   Johnsondiversey, Inc. (EUR) (c)                                   9.625    05/15/12        846,603
   1,567   Johnsondiversey, Inc., Ser B                                      9.625    05/15/12      1,715,865
      55   Manitowoc, Inc. (EUR) (c)                                        10.375    05/15/11         75,805
   1,345   Manitowoc, Inc.                                                  10.500    08/01/12      1,546,750
     961   NMHG Holdings Co.                                                10.000    05/15/09      1,061,905
   2,768   Trimas Corp.                                                      9.875    06/15/12      3,030,960
                                                                                                 ------------
                                                                                                    9,938,786
                                                                                                 ------------
           METALS  2.6%
   2,596   Doe Run Resources Corp.,
           144A--Private Placement (a) (h)                                  11.750    11/01/08      1,441,011
     790   General Cable Corp., 144A--Private Placement (a)                  9.500    11/15/10        872,950
   1,600   GS Technologies Operating, Inc. (e) (f) (g)                      12.000    09/01/04            160

                                               SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

PAR
AMOUNT
(000)      DESCRIPTION                                                      COUPON    MATURITY      VALUE
-------------------------------------------------------------------------------------------------------------
           METALS (CONTINUED)
  $1,050   GS Technologies Operating, Inc. (e) (f) (g)                      12.250%   10/01/05   $        -0-
   1,444   Intermet Corp.                                                    9.750    06/15/09      1,379,020
     805   Republic Engineered Products, LLC (e) (f)                        10.000    08/16/09        567,318
   1,730   UCAR Finance, Inc.                                               10.250    02/15/12      2,024,100
   1,754   United States Steel Corp.                                         9.750    05/15/10      2,008,330
                                                                                                 ------------
                                                                                                    8,292,889
                                                                                                 ------------
           RETAIL  2.3%
   1,660   AutoNation, Inc.                                                  9.000    08/01/08      1,950,500
     355   Big 5 Corp., Ser B                                               10.875    11/15/07        369,733
   1,100   General Nutrition Center, Inc.,
           144A--Private Placement (a)                                       8.500    12/01/10      1,160,500
   2,535   Payless Shoesource, Inc.                                          8.250    08/01/13      2,477,963
   1,390   Petro Stopping Center Financial,
           144A--Private Placement (a)                                       9.000    02/15/12      1,438,650
                                                                                                 ------------
                                                                                                    7,397,346
                                                                                                 ------------
           SERVICES 2.0%
     510   Allied Waste North America, Inc.                                  9.250    09/01/12        582,675
   1,305   Allied Waste North America, Inc.                                  7.875    04/15/13      1,432,238
     900   Encompass Services Corp. (e) (f) (g)                             10.500    05/01/09            -0-
   1,500   Hydrochem Industrial Services, Inc., Ser B                       10.375    08/01/07      1,507,500
   1,560   United Rentals North America, Inc.,
           144A--Private Placement (a)                                       6.500    02/15/12      1,560,000
   1,580   United Rentals North America, Inc.,
           144A--Private Placement (a)                                       7.750    11/15/13      1,548,400
                                                                                                 ------------
                                                                                                    6,630,813
                                                                                                 ------------
           TELECOMMUNICATIONS  3.0%
   1,820   Exodus Communications, Inc. (e) (f) (g)                          11.250    07/01/08            -0-
     440   Exodus Communications, Inc. (e) (f) (g)                          11.625    07/15/10            -0-
   1,250   Exodus Communications, Inc. (EUR) (c) (e) (f) (g)                11.375    07/15/08            -0-
   2,945   GST Network Funding, Inc. (e) (f) (g)                            10.500    05/01/08            295
   1,985   Knology, Inc., 144A--Private Placement (a) (h)                   12.000    11/30/09      1,996,965
   1,000   Park N View, Inc., Ser B (e) (f) (g)                             13.000    05/15/08            -0-
   3,315   Primus Telecom Group,
           144A--Private Placement (a)                                       8.000    01/15/14      3,182,400
   1,575   Qwest Communications International, Inc.,
           144A--Private Placement
           (Variable Rate Coupon) (a)                                        4.630    02/15/09      1,480,500
   2,295   Qwest Services Corp.,
           144A--Private Placement (a)                                      13.000    12/15/07      2,650,725
     355   US West Communications, Inc.                                      5.625    11/15/08        355,888
                                                                                                 ------------
                                                                                                    9,666,773
                                                                                                 ------------

SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

PAR
AMOUNT
(000)      DESCRIPTION                                                      COUPON    MATURITY      VALUE
-------------------------------------------------------------------------------------------------------------
           TRANSPORTATION  3.4%
  $1,495   Amsted Industries, Inc.,
           144A--Private Placement (a)                                      10.250%   10/15/11   $  1,696,825
   2,185   Laidlaw International, Inc.,
           144A--Private Placement (a)                                      10.750    06/15/11      2,458,125
   2,155   Sonic Automotive, Inc.                                            8.625    08/15/13      2,348,950
   2,115   Tenneco Automotive, Inc., Ser B                                  11.625    10/15/09      2,300,063
   1,959   TRW Automotive, Inc.                                              9.375    02/15/13      2,262,645
                                                                                                 ------------
                                                                                                   11,066,608
                                                                                                 ------------
           UTILITY  8.7%
     252   AES Corp.                                                         9.375    09/15/10        275,940
     183   AES Corp.                                                         8.875    02/15/11        196,268
   1,105   AES Corp.                                                         7.750    03/01/14      1,111,906
   1,585   AES Corp., 144A--Private Placement (a)                            9.000    05/15/15      1,757,369
     965   Allegheny Energy, Inc.                                            7.750    08/01/05      1,006,013
   1,625   Calpine Corp.                                                     8.625    08/15/10      1,202,500
   1,265   Calpine Corp., 144A--Private Placement (a)                        8.500    07/15/10      1,170,125
     425   CMS Energy Corp.                                                  7.500    01/15/09        438,813
   1,350   CMS Energy Corp.                                                  8.500    04/15/11      1,447,875
   1,990   Dynegy Holdings, Inc.                                             6.875    04/01/11      1,741,250
   1,480   Dynegy Holdings, Inc.,
           144A--Private Placement (a)                                       9.875    07/15/10      1,616,900
     470   IPALCO Enterprises, Inc.                                          8.625    11/14/11        531,100
   1,555   Monongahela Power Co.                                             5.000    10/01/06      1,593,875
   2,410   Nevada Power Co.,
           144A--Private Placement (a)                                       9.000    08/15/13      2,717,275
     330   Northwest Pipeline Corp.                                          8.125    03/01/10        366,300
   2,735   Ormat Funding Corp.,
           144A--Private Placement (a)                                       8.250    12/30/20      2,748,675
   1,040   PG & E Corp., 144A--Private Placement (a)                         6.875    07/15/08      1,140,100
     470   PSEG Energy Holdings, Inc.                                        7.750    04/16/07        499,375
   1,016   PSEG Energy Holdings, Inc.                                        8.625    02/15/08      1,102,360
     665   Southern Natural Gas Co.                                          8.875    03/15/10        741,475
     875   TNP Enterprises, Inc.                                            10.250    04/01/10        958,125
     575   Transcontinental Gas Pipe Line Corp., Ser B                       8.875    07/15/12        684,250
   1,900   Williams Cos., Inc.                                               7.875    09/01/21      1,933,250
   1,000   Williams Cos., Inc., Ser A
           (Variable Rate Coupon)                                            6.750    01/15/06      1,047,500
                                                                                                 ------------
                                                                                                   28,028,619
                                                                                                 ------------
           WIRELESS COMMUNICATIONS  5.9%
   1,815   American Tower Corp.                                              9.375    02/01/09      1,923,900
   1,135   American Tower Corp.,
           144A--Private Placement (a)                                       7.500    05/01/12      1,089,600

                                               SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

PAR
AMOUNT
(000)      DESCRIPTION                                                      COUPON    MATURITY      VALUE
-------------------------------------------------------------------------------------------------------------
           WIRELESS COMMUNICATIONS (CONTINUED)
  $2,235   Centennial Communications,
           144A--Private Placement (a)                                       8.125%   02/01/14   $  2,072,963
   1,835   Metro PCS, Inc.                                                  10.750    10/01/11      1,954,275
   3,955   Nextel Communications, Inc.                                       9.375    11/15/09      4,320,838
     385   Nextel Communications, Inc.                                       7.375    08/01/15        418,688
   1,585   Nextel Partners, Inc.                                            11.000    03/15/10      1,767,275
     920   Rural Cellular Corp.,
           144A--Private Placement (a)                                       5.610    03/15/10        936,100
   2,102   SBA Communications Corp.                                         10.250    02/01/09      2,080,980
   1,025   SBA Communications Corp.,
           144A--Private Placement (a) (b)                                0/14.000    12/15/11        725,188
     560   Ubiquitel Operating Co. (b)                                    0/14.000    04/15/10        529,200
   1,205   Ubiquitel Operating Co.,
           144A--Private Placement (a)                                       9.875    03/01/11      1,180,900
                                                                                                 ------------
                                                                                                   18,999,907
                                                                                                 ------------
TOTAL DOMESTIC CORPORATE BONDS  81.8%                                                             264,446,674
                                                                                                 ------------

PAR
AMOUNT
IN LOCAL
CURRENCY
(000)
-------------------------------------------------------------------------------------------------------------
           FOREIGN BONDS AND DEBT SECURITIES  12.3%
           BELGIUM  0.7%
   1,135   Telenet Communications (EUR)                                      9.000    12/15/13      1,424,665
   1,340   Telenet Group Holding NV,
           144A--Private Placement (US $) (a) (b)                         0/11.500    06/15/14        824,100
                                                                                                 ------------
                                                                                                    2,248,765
                                                                                                 ------------
           BRAZIL  0.1%
     775   Multicanal Participacoes, Ser B (US $) (e)                       12.625    06/18/04        507,625
                                                                                                 ------------
           CANADA  3.9%
   1,590   Abitibi-Consolidated, Inc. (US $)                                 6.000    06/20/13      1,492,531
   1,730   Alliance Atlantis Communications, Inc. (US $)                    13.000    12/15/09      1,946,250
   2,553   Hollinger Participation,
           144A--Private Placement (US $) (a) (h)                           12.125    11/15/10      2,957,930
   1,200   Husky Oil Ltd. (US $)                                             8.900    08/15/28      1,419,882
     915   Norampac, Inc. (US $)                                             6.750    06/01/13        974,475
   1,190   Nortel Networks (US $)                                            6.125    02/15/06      1,225,700
     500   Tembec Industries, Inc. (US $)                                    8.500    02/01/11        502,500

SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

PAR
AMOUNT
IN LOCAL
CURRENCY
(000)      DESCRIPTION                                                      COUPON    MATURITY      VALUE
-------------------------------------------------------------------------------------------------------------
           CANADA (CONTINUED)
   2,165   Tembec Industries, Inc. (US $)                                    7.750%   03/15/12   $  2,100,050
   2,750   Worldwide Fiber, Inc. (US $) (e) (f) (g)                         12.000    08/01/09            275
                                                                                                 ------------
                                                                                                   12,619,593
                                                                                                 ------------
           COLUMBIA  0.3%
     727   Republic of Columbia (US $)                                       9.750    04/09/11        853,013
                                                                                                 ------------
           FRANCE  1.2%
   1,905   Rhodia SA, 144A--Private Placement (US $) (a)                     8.875    06/01/11      1,600,200
     685   Vivendi Universal SA (US $)                                       6.250    07/15/08        743,225
   1,235   Vivendi Universal SA (US $)                                       9.250    04/15/10      1,482,000
                                                                                                 ------------
                                                                                                    3,825,425
                                                                                                 ------------
           GUERNSEY  0.4%
     885   ABB International Finance Ltd. (EUR)                             11.000    01/15/08      1,283,080
                                                                                                 ------------
           IRELAND 0.1%
     270   MDP Acquisitions PLC (US $)                                       9.625    10/01/12        306,450
                                                                                                 ------------
           LUXEMBOURG 0.9%
   1,840   Safilo Capital International SA,
           144A--Private Placement (EUR) (a)                                 9.625    05/15/13      1,947,301
     880   SGL Carbon Luxembourg SA,
           144A--Private Placement (EUR) (a)                                 8.500    02/01/12      1,104,586
                                                                                                 ------------
                                                                                                    3,051,887
                                                                                                 ------------
           MEXICO 2.1%
   2,335   Axtel SA, 144A--Private Placement (US $) (a)                     11.000    12/15/13      2,381,700
   3,283   Satelites Mexicanos SA, Ser B (US $) (e)                         10.125    11/01/04      1,231,125
   3,068   TV Axteca SA, Ser B (US $)                                       10.500    02/15/07      3,175,380
                                                                                                 ------------
                                                                                                    6,788,205
                                                                                                 ------------
           UNITED KINGDOM 2.6%
   1,615   Avecia Group PLC (US $)                                          11.000    07/01/09      1,380,825
     960   Dunlop Stand Aero Holdings,
           144A--Private Placement (US $) (a)                               11.875    05/15/09      1,027,200
   1,910   JSG Funding PLC (EUR)                                            10.125    10/01/12      2,656,003
     525   Xerox Capital Europe PLC (US $)                                   5.875    05/15/04        526,312
   2,515   Xerox Corp. (US $)                                                7.125    06/15/10      2,678,475
                                                                                                 ------------
                                                                                                    8,268,815
                                                                                                 ------------
TOTAL FOREIGN BONDS AND DEBT SECURITIES  12.3%                                                     39,752,858
                                                                                                 ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

DESCRIPTION                                                                                         VALUE
-------------------------------------------------------------------------------------------------------------
EQUITIES  1.8%
Decisionone Corp. (2,671 common stock warrants Class A) (g) (i)                                  $        -0-
Decisionone Corp. (4,603 common stock warrants Class B) (g) (i)                                           -0-
Decisionone Corp. (2,730 common stock warrants Class C) (g) (i)                                           -0-
Decisionone Corp. (5,234 common shares) (g) (i)                                                           -0-
Doe Run Resources Corp. (9 common stock warrants) (g)                                                     -0-
HCI Direct, Inc. (106,250 common shares) (g) (i)                                                      828,750
Hosiery Corp. of America, Inc. (1,000 common shares) (g)                                                  -0-
Jazztel PLC (United Kingdom) (EUR) (1,550 common stock warrants) (g) (i)                                  -0-
Mediq, Inc. (3,684 common shares) (g) (i)                                                              14,773
Microcell Telecommunications (Canada) (94 common shares Class A)                                        1,805
Microcell Telecommunications (Canada) (11,249 common shares Class B)                                  214,291
Microcell Telecommunications (Canada) (11,317 convertible preferred shares)                           217,527
Microcell Telecommunications (Canada) (4,178 common stock warrants)                                    19,070
Microcell Telecommunications (Canada) (6,964 common stock warrants)                                    37,146
Park N View, Inc., (1,000 common stock warrants)
   144A--Private Placement (a) (f) (g) (i)                                                                -0-
Paxson Communications Corp. (25,900 preferred shares) (h)                                           2,337,475
Republic Technologies International, Inc.,
   (4,275 common stock warrants Class D)
   144A--Private Placement (a) (f) (g) (i)                                                                -0-
Startec Global Communications, (3,000 common stock warrants)
   144A--Private Placement (a) (g) (i)                                                                    -0-
TNP Enterprises, Inc. (19,101 preferred shares) (h)                                                 2,182,315
Ventelo (United Kingdom) (EUR) (73,021 common shares)
   144A--Private Placement (a) (g) (i)                                                                    -0-
VS Holdings, Inc. (378,785 common shares) (g) (i)                                                      70,719
                                                                                                 ------------

TOTAL EQUITIES                                                                                      5,923,871
                                                                                                 ------------

TOTAL LONG-TERM INVESTMENTS 95.9%
   (Cost $317,072,582)                                                                            310,123,403
                                                                                                 ------------

SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

DESCRIPTION                                                                                         VALUE
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT  2.3%
State Street Bank & Trust Co. ($7,473,000 par collateralized by
   U.S. Government obligations in a pooled cash account,
   interest rate of 1.00%, dated 03/31/04, to be sold on
   04/01/04 at $7,473,208) (Cost $7,473,000)                                                     $  7,473,000
                                                                                                 ------------

TOTAL INVESTMENTS  98.2%
   (Cost $324,545,582)                                                                            317,596,403

OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%                                                         5,679,920
                                                                                                 ------------

NET ASSETS  100.0%                                                                               $323,276,323
                                                                                                 ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) This security is a United States company denominated in a foreign currency.

(d) Securities purchased on a when-issued or delayed delivery basis.

(e) Non-income producing as security is in default.

(f) This borrower has filed for protection in federal bankruptcy court.

(g) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(h) Payment-in-kind security.

(i) Non-income producing security.

(EUR)--Eurodollar

(US $)--United States Dollar

                                               SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004

ASSETS:
Total Investments (Cost $324,545,582)                                                     $ 317,596,403
Cash                                                                                            179,398
Receivables:
   Interest                                                                                   6,479,714
   Investments Sold                                                                           3,705,723
   Fund Shares Sold                                                                             552,464
   Dividends                                                                                    155,270
Forward Foreign Currency Contracts                                                              338,071
Other                                                                                           132,817
                                                                                          -------------
     Total Assets                                                                           329,139,860
                                                                                          -------------
LIABILITIES:
Payables:
   Investments Purchased                                                                      3,337,148
   Fund Shares Repurchased                                                                    1,128,328
   Income Distributions                                                                         595,720
   Distributor and Affiliates                                                                   258,662
   Investment Advisory Fee                                                                      178,093
Trustees' Deferred Compensation and Retirement Plans                                            191,778
Accrued Expenses                                                                                173,808
                                                                                          -------------
     Total Liabilities                                                                        5,863,537
                                                                                          -------------
NET ASSETS                                                                                $ 323,276,323
                                                                                          =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited number of
   shares authorized)                                                                     $ 495,456,109
Accumulated Undistributed Net Investment Income                                              (2,739,992)
Net Unrealized Depreciation                                                                  (6,612,343)
Accumulated Net Realized Loss                                                              (162,827,451)
                                                                                          -------------
NET ASSETS                                                                                $ 323,276,323
                                                                                          =============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $198,106,985 and 36,092,106 shares of beneficial interest issued
     and outstanding)                                                                     $        5.49
     Maximum sales charge (4.75%* of offering price)                                                .27
                                                                                          -------------
     Maximum offering price to public                                                     $        5.76
                                                                                          =============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $94,806,218 and 17,184,315 shares of beneficial interest issued
     and outstanding)                                                                     $        5.52
                                                                                          =============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $30,363,120 and 5,513,524 shares of beneficial interest issued
     and outstanding)                                                                     $        5.51
                                                                                          =============

*  On sales of $100,000 or more, the sales charge will be reduced.

SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2004

INVESTMENT INCOME:
Interest                                                                                   $ 26,218,789
Dividends                                                                                       949,117
Other                                                                                           163,698
                                                                                           ------------
     Total Income                                                                            27,331,604
                                                                                           ------------
EXPENSES:
Investment Advisory Fee                                                                       2,429,138
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
   $496,503, $937,925 and $275,799, respectively)                                             1,710,227
Shareholder Services                                                                            507,303
Custody                                                                                          63,177
Legal                                                                                            30,454
Trustees' Fees and Related Expenses                                                              27,857
Other                                                                                           319,788
                                                                                           ------------
     Total Expenses                                                                           5,087,944
     Investment Advisory Fee Reduction                                                          323,885
     Less Credits Earned on Cash Balances                                                         3,410
                                                                                           ------------
     Net Expenses                                                                             4,760,649
                                                                                           ------------
NET INVESTMENT INCOME                                                                      $ 22,570,955
                                                                                           ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                                                             $(22,853,877)
   Forward Foreign Currency Contracts                                                        (1,579,062)
   Foreign Currency Transactions                                                                859,612
                                                                                           ------------
Net Realized Loss                                                                           (23,573,327)
                                                                                           ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                                  (61,087,183)
   End of the Period:
     Investments                                                                             (6,949,179)
     Forward Foreign Currency Contracts                                                         338,071
     Foreign Currency Translation                                                                (1,235)
                                                                                           ------------
                                                                                             (6,612,343)
                                                                                           ------------
Net Unrealized Appreciation During the Period                                                54,474,840
                                                                                           ------------
NET REALIZED AND UNREALIZED GAIN                                                           $ 30,901,513
                                                                                           ============
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                 $ 53,472,468
                                                                                           ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                            MARCH 31, 2004       MARCH 31, 2003
                                                          ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                      $  22,570,955        $  22,182,353
Net Realized Loss                                            (23,573,327)         (76,863,348)
Net Unrealized Appreciation During the Period                 54,474,840           52,034,729
                                                           -------------        -------------
Change in Net Assets from Operations                          53,472,468           (2,646,266)
                                                           -------------        -------------
Distributions from Net Investment Income:
   Class A Shares                                            (12,875,907)         (16,005,559)
   Class B Shares                                             (5,354,545)          (6,332,748)
   Class C Shares                                             (1,577,842)          (1,457,021)
                                                           -------------        -------------
                                                             (19,808,294)         (23,795,328)
                                                           -------------        -------------
Return of Capital Distribution:
   Class A Shares                                             (2,402,183)          (2,820,791)
   Class B Shares                                               (982,849)          (1,110,115)
   Class C Shares                                               (281,110)            (256,344)
                                                           -------------        -------------
                                                              (3,666,142)          (4,187,250)
                                                           -------------        -------------
Total Distributions                                          (23,474,436)         (27,982,578)
                                                           -------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES           29,998,032          (30,628,844)
                                                           -------------        -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                    220,673,471          288,184,693
Net Asset Value of Shares Issued Through
   Dividend Reinvestment                                      15,034,419           15,920,667
Cost of Shares Repurchased                                  (232,820,728)        (256,822,526)
                                                           -------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS             2,887,162           47,282,834
                                                           -------------        -------------
TOTAL INCREASE IN NET ASSETS                                  32,885,194           16,653,990

NET ASSETS:
Beginning of the Period                                      290,391,129          273,737,139
                                                           -------------        -------------
End of the Period (Including accumulated undistributed
   net investment income of ($2,739,992) and
   ($6,392,558), respectively)                             $ 323,276,323        $ 290,391,129
                                                           =============        =============

SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              YEAR ENDED MARCH 31,
                                               --------------------------------------------------
CLASS A SHARES                                  2004      2003      2002 (c)     2001       2000
                                               --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD       $  5.00   $  5.69    $   7.18    $  8.48    $ 9.03
                                               -------   -------    --------    -------   -------
  Net Investment Income                            .37       .48         .69        .94       .85
  Net Realized and Unrealized Gain/Loss            .52      (.60)      (1.38)     (1.40)     (.56)
                                               -------   -------    --------    -------   -------
Total from Investment Operations                   .89      (.12)       (.69)      (.46)      .29
                                               -------   -------    --------    -------   -------
Less:
  Distributions from
     Net Investment Income                         .34       .49         .77        .84       .83
  Return of Capital Distributions                  .06       .08         .03        -0-       .01
                                               -------   -------    --------    -------   -------
Total Distributions                                .40       .57         .80        .84       .84
                                               -------   -------    --------    -------   -------
NET ASSET VALUE, END OF THE PERIOD             $  5.49   $  5.00    $   5.69    $  7.18    $ 8.48
                                               =======   =======    ========    =======   =======

Total Return* (a)                               18.35%    -1.62%     -10.05%     -5.64%     3.50%
Net Assets at End of the Period
  (In millions)                                $ 198.1   $ 191.0    $  177.2    $ 205.8   $ 230.6
Ratio of Expenses to Average
  Net Assets* (b)                                1.19%     1.21%       1.22%      1.17%     1.15%
Ratio of Net Investment Income to Average
  Net Assets*                                    7.25%     8.94%      10.90%     12.00%     9.96%
Portfolio Turnover                                104%      101%         78%        85%      109%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

   Ratio of Expenses to Average Net Assets       1.29%     1.31%       1.32%      1.27%     1.25%
   Ratio of Net Investment Income to
     Average Net Assets                          7.15%     8.84%      10.80%     11.90%     9.86%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expense, the ratio would decrease by .01% for the period ended March 31, 2001.

(c) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the Ratio of Net Investment Income to Average Net Assets by .09%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

                                               SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              YEAR ENDED MARCH 31,
                                               --------------------------------------------------
CLASS B SHARES                                  2004      2003      2002 (c)     2001       2000
                                               --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD       $  5.02   $  5.71    $   7.20    $  8.49    $ 9.03
                                               -------   -------    --------    -------    ------
  Net Investment Income                            .34       .43         .63        .87       .80
  Net Realized and Unrealized Gain/Loss            .52      (.59)      (1.38)     (1.39)     (.58)
                                               -------   -------    --------    -------    ------
Total from Investment Operations                   .86      (.16)       (.75)      (.52)      .22
                                               -------   -------    --------    -------    ------
Less:
  Distributions from Net
     Investment Income                             .30       .45         .72        .77       .75
  Return of Capital Distributions                  .06       .08         .02        -0-       .01
                                               -------   -------    --------    -------    ------
Total Distributions                                .36       .53         .74        .77       .76
                                               -------   -------    --------    -------    ------
NET ASSET VALUE, END OF THE PERIOD             $  5.52   $  5.02    $   5.71    $  7.20    $ 8.49
                                               =======   =======    ========    =======    ======

Total Return* (a)                               17.62%    -2.37%     -10.70%     -6.39%     2.65%
Net Assets at End of the Period
  (In millions)                                $  94.8   $  79.6    $   78.8    $  92.5    $109.2
Ratio of Expenses to Average
  Net Assets* (b)                                1.94%     1.96%       1.98%      1.92%     1.93%
Ratio of Net Investment Income to Average
  Net Assets*                                    6.50%     8.23%      10.13%     11.22%     9.17%
Portfolio Turnover                                104%      101%         78%        85%      109%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

   Ratio of Expenses to Average Net Assets       2.04%     2.06%       2.08%      2.02%     2.03%
   Ratio of Net Investment Income to Average
     Net Assets                                  6.40%     8.13%      10.03%     11.12%     9.07%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended March 31, 2001.

(c) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the Ratio of Net Investment Income to Average Net Assets by .10%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              YEAR ENDED MARCH 31,
                                               ---------------------------------------------------
CLASS C SHARES                                  2004      2003      2002 (c)    2001 (d)     2000
                                               ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD       $  5.01   $  5.70    $   7.19    $   8.47    $ 9.02
                                               -------   -------    --------    --------    ------
  Net Investment Income                            .33       .44         .63         .87       .80
  Net Realized and Unrealized Gain/Loss            .53      (.60)      (1.38)      (1.38)     (.58)
                                               -------   -------    --------    --------    ------
Total from Investment Operations                   .86      (.16)       (.75)       (.51)      .22
                                               -------   -------    --------    --------    ------
Less:
  Distributions from Net
     Investment Income                             .30       .45         .71         .77       .76
  Return of Capital Distributions                  .06       .08         .03         -0-       .01
                                               -------   -------    --------    --------    ------
Total Distributions                                .36       .53         .74         .77       .77
                                               -------   -------    --------    --------    ------
NET ASSET VALUE, END OF THE PERIOD             $  5.51   $  5.01    $   5.70    $   7.19    $ 8.47
                                               =======   =======    ========    ========    ======

Total Return* (a)                               17.65%    -2.38%     -10.72%      -6.40%     2.65%
Net Assets at End of the Period
  (In millions)                                $  30.4   $  19.8    $   17.7    $   14.7    $ 13.0
Ratio of Expenses to Average
  Net Assets* (b)                                1.94%     1.97%       1.97%       1.92%     1.93%
Ratio of Net Investment Income to Average
  Net Assets*                                    6.49%     8.23%      10.10%      11.19%     9.17%
Portfolio Turnover                                104%      101%         78%         85%      109%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

   Ratio of Expenses to Average Net Assets       2.04%     2.07%       2.07%       2.02%     2.03%
   Ratio of Net Investment Income to Average
     Net Assets                                  6.39%     8.13%      10.00%      11.09%     9.07%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended March 31, 2001.

(c) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the Ratio of Net Investment Income to Average Net Assets by .09%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(d) Based on average shares outstanding.

                                               SEE NOTES TO FINANCIAL STATEMENTS

VAN KAMPEN HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2004

1.   SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Fund (the "Fund") is organized as a series of Van Kampen Trust, a Delaware statutory trust (the "Trust"), and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund invests primarily in a portfolio of medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of similar quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C Shares on May 17, 1993 and August 13, 1993, respectively. Effective November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp. merged into its affiliate, Van Kampen Asset Management.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Forward foreign currency contracts are valued using quoted foreign exchange rates. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian, having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2004, the Fund had $2,371,463 of when-issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

VAN KAMPEN HIGH YIELD FUND

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Other income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in the terms of debt instruments. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end is March 31, the Fund's tax year end is December 31.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $158,798,316, which will expire between December 31, 2006 and December 31, 2011.

     At March 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                     $325,443,111
                                                         ------------
Gross tax unrealized appreciation                        $ 21,750,421
Gross tax unrealized depreciation                        $(29,597,129)
                                                         ------------
Net tax unrealized depreciation on investments           $ (7,846,708)
                                                         ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

     The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                                         12/31/2003    12/31/2002
Distributions paid from:
   Ordinary income                                       $19,320,274   $26,728,627
   Long-term capital gain                                        -0-           -0-
   Return of Capital                                       4,978,336     4,046,957
                                                         -----------   -----------
                                                         $24,298,610   $30,775,584
                                                         ===========   ===========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2003 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

VAN KAMPEN HIGH YIELD FUND

For the tax year ended December 31, 2003, permanent book and tax differences of $4,978,336 relating to return of capital distributions were reclassified from accumulated undistributed net investment income to capital. A permanent difference of $3,655,578 relating to the capital loss carryforward that expired during the tax year ended December 31, 2003, was reclassified from accumulated net realized loss to capital. A permanent difference of $719,449 relating to the recognition of net realized loss on foreign currency transactions was reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent difference of $158,350 relating to fee income received on tender offers was reclassified from accumulated undistributed net investment income to accumulated net realized loss. A permanent difference of $10,651 relating to the Fund's investment in other regulated investment companies was reclassified from accumulated undistributed net investment income to accumulated net realized loss. A permanent difference relating to the Fund's investment in other regulated investment companies totaling $88 was reclassified from accumulated undistributed net investment income to capital. Finally, permanent differences of $444,771 relating to book to tax amortization differences were reclassified from accumulated undistributed net investment income to accumulated net realized loss.

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the difference in the Fund's tax year end and the deferral of losses related to wash sale transactions.

F. CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTIONS During the year ended March 31, 2004, the Fund's custody fee was reduced by $3,410 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                               % PER ANNUM
First $500 million                                                        .75%
Over $500 million                                                         .65%

     For the year ended March 31, 2004, the Adviser waived approximately $323,900 of its advisory fee. This represents .10% of its average net assets for the period. This waiver is voluntary in nature and can be discontinued at any time.

     For the year ended March 31, 2004, the Fund recognized expenses of approximately $11,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     Under separate Accounting and Legal Services agreements the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2004, the Fund recognized expenses of approximately $56,900, representing

VAN KAMPEN HIGH YIELD FUND

Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2004, the Fund recognized expenses of approximately $413,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $114,300 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2004, capital aggregated $344,283,651, $118,261,564 and $32,910,894 for Class A, B, and C Shares, respectively. For the year ended March 31, 2004, transactions were as follows:

                                                           SHARES           VALUE
Sales:
   Class A                                                31,357,044    $ 164,961,333
   Class B                                                 6,511,463       34,526,948
   Class C                                                 3,991,094       21,185,190
                                                         -----------    -------------
Total Sales                                               41,859,601    $ 220,673,471
                                                         ===========    =============

Dividend Reinvestment:
   Class A                                                 1,856,076     $  9,935,700
   Class B                                                   725,684        3,904,820
   Class C                                                   221,979        1,193,899
                                                         -----------    -------------
Total Dividend Reinvestment                                2,803,739    $  15,034,419
                                                         ===========    =============

Repurchases:
   Class A                                               (35,340,889)   $(187,173,276)
   Class B                                                (5,908,809)     (31,598,321)
   Class C                                                (2,645,167)     (14,049,131)
                                                         -----------    -------------
Total Repurchases                                        (43,894,865)   $(232,820,728)
                                                         ===========    =============

VAN KAMPEN HIGH YIELD FUND

     At March 31, 2003, capital aggregated $361,850,897, $113,960,183 and
$25,391,869 for Class A, B, and C Shares, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                           SHARES           VALUE
Sales:
   Class A                                                49,085,334    $ 242,136,134
   Class B                                                 6,554,210       33,000,674
   Class C                                                 2,604,338       13,047,885
                                                         -----------    -------------
Total Sales                                               58,243,882    $ 288,184,693
                                                         ===========    =============

Dividend Reinvestment:
   Class A                                                 2,222,567    $  11,052,890
   Class B                                                   803,902        4,017,200
   Class C                                                   170,575          850,577
                                                         -----------    -------------
Total Dividend Reinvestment                                3,197,044    $  15,920,667
                                                         ===========    =============

Repurchases:
   Class A                                               (44,232,268)   $(220,091,027)
   Class B                                                (5,310,124)     (26,941,815)
   Class C                                                (1,933,529)      (9,789,684)
                                                         -----------    -------------
Total Repurchases                                        (51,475,921)   $(256,822,526)
                                                         ===========    =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2004 and 2003, 485,384 and 689,004 Class B Shares converted to Class A Shares, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended March 31, 2004 and 2003, no Class C Shares converted to Class A Shares.

VAN KAMPEN HIGH YIELD FUND

     Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                         CONTINGENT DEFERRED
                                                            SALES CHARGE
                                                           AS A PERCENTAGE
                                                          OF DOLLAR AMOUNT
                                                          SUBJECT TO CHARGE
                                                         -------------------
YEAR OF REDEMPTION                                       CLASS B     CLASS C
First                                                     4.00%       1.00%
Second                                                    3.75%       None
Third                                                     3.50%       None
Fourth                                                    2.50%       None
Fifth                                                     1.50%       None
Sixth                                                     1.00%       None
Seventh and Thereafter                                    None        None

     For the year ended March 31, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $108,100, and CDSC on redeemed shares of Classes B and C of approximately $257,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $332,428,044 and $317,843,148, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

VAN KAMPEN HIGH YIELD FUND

     At March 31, 2004, the Fund has outstanding forward foreign currency contracts as follows:

                                                                        UNREALIZED
                                                          CURRENT      APPRECIATION/
                                                           VALUE       DEPRECIATION
LONG CONTRACTS:
Euro Currency 620,000 expiring 04/26/04                  $  762,424      $(12,533)
Euro Currency 150,000 expiring 04/26/04                     184,457        (4,753)
Euro Currency 150,000 expiring 04/26/04                     184,457        (2,068)
                                                                         --------
                                                                          (19,354)
                                                                         --------
SHORT CONTRACTS:
Euro Currency 4,940,000 expiring 04/26/04                 6,074,795       184,186
Euro Currency 3,910,000 expiring 04/26/04                 4,808,188       145,782
Euro Currency 440,000 expiring 04/26/04                     541,075        13,325
Euro Currency 375,000 expiring 04/26/04                     461,143        14,132
                                                                         --------
                                                                          357,425
                                                                         --------
                                                                         $338,071
                                                                         ========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,296,800 and $34,200 for Class B and Class C shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in these fees for the year ended March 31, 2004, are payments retained by Van Kampen of approximately $834,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $74,700.

7. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, certain officers of such affiliates and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the named investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the

VAN KAMPEN HIGH YIELD FUND

Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

     The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of the Van Kampen funds; the funds, including the Fund, are also named as nominal defendants. The complaint in the derivative action alleges that defendants gave a proprietary sales force economic incentives to promote the sale of proprietary mutual funds and that they improperly failed to disclose these economic incentives. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley DW Inc. in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the Van Kampen funds, rescission of the management contracts for the Van Kampen funds, disgorgement of profits by Morgan Stanley and monetary damages. This complaint will be coordinated with the consolidated complaint.

     The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

8. FUND MERGER

On April 30, 2004, the Trustees of Van Kampen High Yield Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen High Income Corporate Bond Fund ("Acquiring Fund"). The Trustees of each of the funds have approved in principal an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

VAN KAMPEN HIGH YIELD FUND

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen High Yield Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen High Yield Fund (the "Fund"), including the portfolio of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen High Yield Fund at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
May 5, 2004

VAN KAMPEN HIGH YIELD FUND

TRUSTEE AND IMPORTANT ADDRESSES INFORMATION

BOARD OF TRUSTEES

DAVID C. ARCH

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR

MITCHELL M. MERIN *

JACK E. NELSON

RICHARD F. POWERS, III *

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISOR

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS, INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN HIGH YIELD FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE  HELD BY TRUSTEE
David C. Arch (58)               Trustee      Trustee     Chairman and Chief Executive            88      Trustee/Director/Managing
Blistex Inc.                                  since 2003  Officer of Blistex Inc., a                      General Partner of funds
1800 Swift Drive                                          consumer health care products                   in the Fund Complex.
Oak Brook, IL 60523                                       manufacturer. Former Director of
                                                          the World Presidents
                                                          Organization-Chicago Chapter.
                                                          Director of the Heartland
                                                          Alliance, a nonprofit organization
                                                          serving human needs based in
                                                          Chicago.

J. Miles Branagan (71)           Trustee      Trustee     Private investor. Co-founder, and       86      Trustee/Director/Managing
1632 Morning Mountain Road                    since 1996  prior to August 1996, Chairman,                 General Partner of funds
Raleigh, NC 27614                                         Chief Executive Officer and                     in the Fund Complex.
                                                          President, MDT Corporation (now
                                                          known as Getinge/Castle, Inc., a
                                                          subsidiary of Getinge Industrier
                                                          AB), a company which develops,
                                                          manufactures, markets and services
                                                          medical and scientific equipment.

Jerry D. Choate (65)             Trustee      Trustee     Prior to January 1999, Chairman         86      Trustee/Director/Managing
33971 Selva Road                              since 1999  and Chief Executive Officer of the              General Partner of funds
Suite 130                                                 Allstate Corporation ("Allstate")               in the Fund Complex.
Dana Point, CA 92629                                      and Allstate Insurance Company.                 Director of Amgen Inc.,
                                                          Prior to January 1995, President                a biotechnological
                                                          and Chief Executive Officer of                  company, and Director of
                                                          Allstate. Prior to August 1994,                 Valero Energy
                                                          various management positions at                 Corporation, an
                                                          Allstate.                                       independent refining
                                                                                                          company.

VAN KAMPEN HIGH YIELD FUND

TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE  HELD BY TRUSTEE
Rod Dammeyer (63)                Trustee      Trustee     President of CAC, llc., a private       88      Trustee/Director/Managing
CAC, llc.                                     since 2003  company offering capital                        General Partner of funds
4350 LaJolla Village Drive                                investment and management advisory              in the Fund Complex.
Suite 980                                                 services. Prior to July 2000,                   Director of Stericycle,
San Diego, CA 92122-6223                                  Managing Partner of Equity Group                Inc., Ventana Medical
                                                          Corporate Investment (EGI), a                   Systems, Inc., GATX
                                                          company that makes private                      Corporation and Trustee
                                                          investments in other companies.                 of The Scripps Research
                                                                                                          Institute and the
                                                                                                          University of Chicago
                                                                                                          Hospitals and Health
                                                                                                          Systems. Prior to April
                                                                                                          2004, Director of
                                                                                                          TheraSense, Inc. Prior
                                                                                                          to January 2004,
                                                                                                          Director of TeleTech
                                                                                                          Holdings Inc. and Arris
                                                                                                          Group, Inc. Prior to May
                                                                                                          2002, Director of
                                                                                                          Peregrine Systems Inc.
                                                                                                          Prior to February 2001,
                                                                                                          Vice Chairman and
                                                                                                          Director of Anixter
                                                                                                          International, Inc. and
                                                                                                          IMC Global Inc. Prior to
                                                                                                          July 2000, Director of
                                                                                                          Allied Riser
                                                                                                          Communications Corp.,
                                                                                                          Matria Healthcare Inc.,
                                                                                                          Transmedia Networks,
                                                                                                          Inc., CNA Surety, Corp.
                                                                                                          and Grupo Azcarero
                                                                                                          Mexico (GAM).

VAN KAMPEN HIGH YIELD FUND

TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE  HELD BY TRUSTEE
Linda Hutton Heagy (55)          Trustee      Trustee     Managing Partner of Heidrick &          86      Trustee/Director/Managing
Heidrick & Struggles                          since 1996  Struggles, an executive search                  General Partner of funds
233 South Wacker Drive                                    firm. Trustee on the University of              in the Fund Complex.
Suite 7000                                                Chicago Hospitals Board, Vice
Chicago, IL 60606                                         Chair of the Board of the YMCA of
                                                          Metropolitan Chicago and a member
                                                          of the Women's Board of the
                                                          University of Chicago. Prior to
                                                          1997, Partner of Ray & Berndtson,
                                                          Inc., an executive recruiting
                                                          firm. Prior to 1996, Trustee of
                                                          The International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Prior to 1995,
                                                          Executive Vice President of ABN
                                                          AMRO, N.A., a bank holding
                                                          company. Prior to 1992, Executive
                                                          Vice President of La Salle
                                                          National Bank.

R. Craig Kennedy (52)            Trustee      Trustee     Director and President of the           86      Trustee/Director/Managing
11 DuPont Circle, N.W.                        since 1996  German Marshall Fund of the United              General Partner of funds
Washington, D.C. 20016                                    States, an independent U.S.                     in the Fund Complex.
                                                          foundation created to deepen
                                                          understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical experience
                                                          between Americans and Europeans.
                                                          Formerly, advisor to the Dennis
                                                          Trading Group Inc., a managed
                                                          futures and option company that
                                                          invests money for individuals and
                                                          institutions. Prior to 1992,
                                                          President and Chief Executive
                                                          Officer, Director and member of
                                                          the Investment Committee of the
                                                          Joyce Foundation, a private
                                                          foundation.

Howard J Kerr (68)               Trustee      Trustee     Prior to 1998, President and Chief      88      Trustee/Director/Managing
736 North Western Avenue                      since 2003  Executive Officer of Pocklington                General Partner of funds
P.O. Box 317                                              Corporation, Inc., an investment                in the Fund Complex.
Lake Forest, IL 60045                                     holding company. Director of the                Director of the Lake
                                                          Marrow Foundation.                              Forest Bank & Trust.

VAN KAMPEN HIGH YIELD FUND

TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE  HELD BY TRUSTEE
Jack E. Nelson (68)              Trustee      Trustee     President of Nelson Investment          86      Trustee/Director/Managing
423 Country Club Drive                        since 1996  Planning Services, Inc., a                      General Partner of funds
Winter Park, FL 32789                                     financial planning company and                  in the Fund Complex.
                                                          registered investment adviser in
                                                          the State of Florida. President of
                                                          Nelson Ivest Brokerage Services
                                                          Inc., a member of the NASD,
                                                          Securities Investors Protection
                                                          Corp. and the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (63)        Trustee      Trustee     President Emeritus and Honorary         88      Trustee/Director/Managing
1126 E. 59th Street                           since 2003  Trustee of the University of                    General Partner of funds
Chicago, IL 60637                                         Chicago and the Adam Smith                      in the Fund Complex.
                                                          Distinguished Service Professor in              Director of Winston
                                                          the Department of Economics at the              Laboratories, Inc.
                                                          University of Chicago. Prior to
                                                          July 2000, President of the
                                                          University of Chicago. Trustee of
                                                          the University of Rochester and a
                                                          member of its investment
                                                          committee. Member of the National
                                                          Academy of Sciences, the American
                                                          Philosophical Society and a fellow
                                                          of the American Academy of Arts
                                                          and Sciences.

Suzanne H. Woolsey, P.H.D. (62)  Trustee      Trustee     Previously Chief Communications         86      Trustee/Director/Managing
6808 Florida Street                           since 1999  Officer of the National Academy of              General Partner of funds
Chevy Chase, MD 20815                                     Sciences/National Research                      in the Fund Complex.
                                                          Council, an independent, federally              Director of Fluor Corp.,
                                                          chartered policy institution, from              an engineering,
                                                          2001 to November 2003 and Chief                 procurement and
                                                          Operating Officer from 1993 to                  construction
                                                          2001. Director of the Institute                 organization, since
                                                          for Defense Analyses, a federally               January 2004 and Director
                                                          funded research and development                 of Neurogen Corporation,
                                                          center, Director of the German                  a pharmaceutical company,
                                                          Marshall Fund of the United                     since January 1998.
                                                          States, Director of the Rocky
                                                          Mountain Institute and Trustee of
                                                          Colorado College. Prior to 1993,
                                                          Executive Director of the
                                                          Commission on Behavioral and
                                                          Social Sciences and Education at
                                                          the National Academy of
                                                          Sciences/National Research
                                                          Council. From 1980 through 1989,
                                                          Partner of Coopers & Lybrand.

VAN KAMPEN HIGH YIELD FUND

TRUSTEE AND OFFICER INFORMATION CONTINUED

INTERESTED TRUSTEES:*

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE  HELD BY TRUSTEE
Mitchell M. Merin* (50)          Trustee,     Trustee     President and Chief Executive           86      Trustee/Director/Managing
1221 Avenue of the Americas      President    since       Officer of funds in the Fund                    General Partner of funds
New York, NY 10020               and Chief    1999:       Complex. Chairman, President,                   in the Fund Complex.
                                 Executive    President   Chief Executive Officer and
                                 Officer      and Chief   Director of the Adviser and Van
                                              Executive   Kampen Advisors Inc. since
                                              Officer     December 2002. Chairman, President
                                              since 2002  and Chief Executive Officer of Van
                                                          Kampen Investments since December
                                                          2002. Director of Van Kampen
                                                          Investments since December 1999.
                                                          Chairman and Director of Van
                                                          Kampen Funds Inc. since December
                                                          2002. President, Director and
                                                          Chief Operating Officer of Morgan
                                                          Stanley Investment Management
                                                          since December 1998. President and
                                                          Director since April 1997 and
                                                          Chief Executive Officer since June
                                                          1998 of Morgan Stanley Investment
                                                          Advisors Inc. and Morgan Stanley
                                                          Services Company Inc. Chairman,
                                                          Chief Executive Officer and
                                                          Director of Morgan Stanley
                                                          Distributors Inc. since June 1998.
                                                          Chairman since June 1998, and
                                                          Director since January 1998 of
                                                          Morgan Stanley Trust. Director of
                                                          various Morgan Stanley
                                                          subsidiaries. President of the
                                                          Morgan Stanley Funds since May
                                                          1999. Previously Chief Executive
                                                          Officer of Van Kampen Funds Inc.
                                                          from December 2002 to July 2003,
                                                          Chief Strategic Officer of Morgan
                                                          Stanley Investment Advisors Inc.
                                                          and Morgan Stanley Services
                                                          Company Inc. and Executive Vice
                                                          President of Morgan Stanley
                                                          Distributors Inc. from April 1997
                                                          to June 1998. Chief Executive
                                                          Officer from September 2002 to
                                                          April 2003 and Vice President from
                                                          May 1997 to April 1999 of the
                                                          Morgan Stanley Funds.

VAN KAMPEN HIGH YIELD FUND

TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE  HELD BY TRUSTEE
Richard F. Powers, III* (58)     Trustee      Trustee     Advisory Director of Morgan             88      Trustee/Director/Managing
1 Parkview Plaza                              since 1999  Stanley. Prior to December 2002,                General Partner of funds
P.O. Box 5555                                             Chairman, Director, President,                  in the Fund Complex.
Oakbrook Terrace, IL 60181                                Chief Executive Officer and
                                                          Managing Director of Van Kampen
                                                          Investments and its investment
                                                          advisory, distribution and other
                                                          subsidiaries. Prior to December
                                                          2002, President and Chief
                                                          Executive Officer of funds in the
                                                          Fund Complex. Prior to May 1998,
                                                          Executive Vice President and
                                                          Director of Marketing at Morgan
                                                          Stanley and Director of Dean
                                                          Witter, Discover & Co. and Dean
                                                          Witter Realty. Prior to 1996,
                                                          Director of Dean Witter Reynolds
                                                          Inc.

Wayne W. Whalen* (64)            Trustee      Trustee     Partner in the law firm of              88      Trustee/Director/Managing
333 West Wacker Drive                         since 1996  Skadden, Arps, Slate, Meagher &                 General Partner of funds
Chicago, IL 60606                                         Flom LLP, legal counsel to funds                in the Fund Complex.
                                                          in the Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

VAN KAMPEN HIGH YIELD FUND

TRUSTEE AND OFFICER INFORMATION CONTINUED

OFFICERS:

                                                    TERM OF
                                                  OFFICE AND
                                 POSITION(S)       LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND            SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (63)          Vice President      Officer     Chairman of Morgan Stanley Investment Management's Global Research
2800 Post Oak Blvd.                               since 1998  Steering Committee. Vice President of funds in the Fund Complex.
45th Floor                                                    Prior to March 2004, Managing Director of Global Research Investment
Houston, TX 77056                                             Management. Prior to December 2002, Chief Investment Officer of Van
                                                              Kampen Investments and President and Chief Operations Officer of the
                                                              Adviser and Van Kampen Advisors Inc. Prior to May 2002, Executive
                                                              Vice President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to May 2001, Managing Director and Chief Investment
                                                              Officer of Van Kampen Investments, and Managing Director and
                                                              President of the Adviser and Van Kampen Advisors Inc. Prior to
                                                              December 2000, Executive Vice President and Chief Investment Officer
                                                              of Van Kampen Investments, and President and Chief Operating Officer
                                                              of the Adviser. Prior to April 2000, Executive Vice President and
                                                              Chief Investment Officer for Equity Investments of the Adviser. Prior
                                                              to October 1998, Vice President and Senior Portfolio Manager with AIM
                                                              Capital Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American Capital Asset
                                                              Management, Inc., Van Kampen American Capital Investment Advisory
                                                              Corp. and Van Kampen American Capital Management, Inc.

Stefanie V. Chang (37)        Vice President      Officer     Executive Director of Morgan Stanley Investment Management. Vice
1221 Avenue of the Americas                       since 2003  President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (61)      Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan Stanley
1221 Avenue of the Americas   President and Chief since 2002  Investment Advisors Inc., Morgan Stanley Investment Management Inc.
New York, NY 10020            Investment Officer              and Morgan Stanley Investments LP and Director of Morgan Stanley
                                                              Trust for over 5 years. Executive Vice President and Chief Investment
                                                              Officer of funds in the Fund Complex. Managing Director and Chief
                                                              Investment Officer of Van Kampen Investments, the Adviser and Van
                                                              Kampen Advisors Inc. since December 2002.

VAN KAMPEN HIGH YIELD FUND

TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                    TERM OF
                                                  OFFICE AND
                                 POSITION(S)       LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND            SERVED    DURING PAST 5 YEARS
John R. Reynoldson (50)       Vice President      Officer     Executive Director and Portfolio Specialist of the Adviser and Van
1 Parkview Plaza                                  since 2000  Kampen Advisors Inc. Vice President of funds in the Fund Complex.
P.O. Box 5555                                                 Prior to July 2001, Principal and Co-head of the Fixed Income
Oakbrook Terrace, IL 60181                                    Department of the Adviser and Van Kampen Advisors Inc. Prior to
                                                              December 2000, Senior Vice President of the Adviser and Van Kampen
                                                              Advisors Inc. Prior to May 2000, Senior Vice President of the
                                                              investment grade taxable group for the Adviser. Prior to June 1999,
                                                              Senior Vice President of the government securities bond group for
                                                              Asset Management.

Ronald E. Robison (65)        Executive Vice      Officer     Chief Executive Officer and Chairman of Investor Services. Executive
1221 Avenue of the Americas   President and       since 2003  Vice President and Principal Executive Officer of funds in the Fund
New York, NY 10020            Principal Executive             Complex. Chief Global Operations Officer and Managing Director of
                              Officer                         Morgan Stanley Investment Management Inc. Managing Director of Morgan
                                                              Stanley. Managing Director and Director of Morgan Stanley Investment
                                                              Advisors Inc., Morgan Stanley Services Company Inc. and Morgan
                                                              Stanley Distributors Inc. Chief Executive Officer and Director of
                                                              Morgan Stanley Trust. Vice President of the Morgan Stanley Funds.

A. Thomas Smith III (47)      Vice President and  Officer     Managing Director of Morgan Stanley, Managing Director and Director
1221 Avenue of the Americas   Secretary           since 1999  of Van Kampen Investments, Director of the Adviser, Van Kampen
New York, NY 10020                                            Advisors Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Managing Director and General
                                                              Counsel-Mutual Funds of Morgan Stanley Investment Advisors, Inc. Vice
                                                              President and Secretary of funds in the Fund Complex. Prior to July
                                                              2001, Managing Director, General Counsel, Secretary and Director of
                                                              Van Kampen Investments, the Adviser, the Distributor, Investor
                                                              Services, and certain other subsidiaries of Van Kampen Investments.
                                                              Prior to December 2000, Executive Vice President, General Counsel,
                                                              Secretary and Director of Van Kampen Investments, the Adviser, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to January 1999,
                                                              Vice President and Associate General Counsel to New York Life
                                                              Insurance Company ("New York Life"), and prior to March 1997,
                                                              Associate General Counsel of New York Life. Prior to December 1993,
                                                              Assistant General Counsel of The Dreyfus Corporation. Prior to August
                                                              1991, Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange Commission,
                                                              Division of Investment Management, Office of Chief Counsel.

VAN KAMPEN HIGH YIELD FUND

TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                    TERM OF
                                                  OFFICE AND
                                 POSITION(S)       LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND            SERVED    DURING PAST 5 YEARS
John L. Sullivan (48)         Vice President,     Officer     Director and Managing Director of Van Kampen Investments, the
1 Parkview Plaza              Chief Financial     since 1996  Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of
P.O. Box 5555                 Officer                         Van Kampen Investments. Vice President, Chief Financial Officer and
Oakbrook Terrace, IL 60181    and Treasurer                   Treasurer of funds in the Fund Complex. Head of Fund Accounting for
                                                              Morgan Stanley Investment Management. Prior to December 2002,
                                                              Executive Director of Van Kampen Investments, the Adviser and Van
                                                              Kampen Advisors Inc.

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes VanKampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., VanKampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and VanKampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.

                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com

[VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                  Copyright (C) 2004 Van Kampen Funds Inc. All rights reserved. Member NASD/SIPC. 42, 342, 542
                  HYF ANR 4/04  RN04-00364P-Y03/04

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)     No information need be disclosed pursuant to this paragraph.

(c) The Trust has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Trust has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)     Not applicable.

(f)

        (1)     The Trust's Code of Ethics is attached hereto as Exhibit 10A.
        (2)     Not applicable.
        (3)     Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : J. Miles Branagan, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

      2004

                                          REGISTRANT    COVERED ENTITIES(1)
             AUDIT FEES                   $40,630        N/A

             NON-AUDIT FEES
                 AUDIT-RELATED FEES       $     0       $ 93,000(2)
                 TAX FEES                 $ 1,370(3)    $ 70,314(4)
                 ALL OTHER FEES           $     0       $292,760(5)
             TOTAL NON-AUDIT FEES         $ 1,370       $456,074

             TOTAL                        $42,000       $456,074

      2003

                                          REGISTRANT    COVERED ENTITIES(1)
             AUDIT FEES                   $38,700        N/A

             NON-AUDIT FEES
                 AUDIT-RELATED FEES       $     0       $ 98,000(2)
                 TAX FEES                 $ 1,300(3)    $      0
                 ALL OTHER FEES           $     0       $536,530(6)
             TOTAL NON-AUDIT FEES         $ 1,300       $634,530

             TOTAL                        $40,000       $634,530

        N/A- Not applicable, as not required by Item 4.

        (1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

        (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

        (3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

        (4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

        (5) All Other Fees represent attestation services provided in connection with performance presentation standards.

        (6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

                           AS ADOPTED JULY 23, 2003(1)

1.      STATEMENT OF PRINCIPLES

        The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

        The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("GENERAL PRE-APPROVAL"); or require the specific pre-approval of the Audit Committee ("SPECIFIC PRE-APPROVAL"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

        For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

        The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

        The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.

----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "POLICY"), adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

        The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

        The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.      DELEGATION

        As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.      AUDIT SERVICES

        The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

        In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

        The Audit Committee has pre-approved the following Audit services. All other Audit services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):
    -   Statutory audits or financial audits for the Fund
    - Services associated with SEC registration statements (including new funds), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters
    - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be "audit related" services rather than "audit" services)

4.      AUDIT-RELATED SERVICES

        Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

        The Audit Committee has pre-approved the following Audit-related services. All other Audit-related services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):
    - Attest procedures not required by statute or regulation (including agreed upon procedures related to the Closed-End Fund asset coverage tests required by the rating agencies and/or lenders)
    -   Due diligence services pertaining to potential fund mergers
    - Issuance of SAS-70 reports on internal controls of Morgan Stanley Trust Co. and MSIM Trade Operations
    - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be "audit" services rather than "audit-related" services)
    - Information systems reviews not performed in connection with the audit (e.g., application data center and technical reviews)
    - General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act
    - Audit of record keeping services performed by Morgan Stanley Trust Fund related to the New Jersey State Retirement Plan

5.      TAX SERVICES

        The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

        Pursuant to the preceding paragraph, the Audit Committee has pre-approved the following Tax Services. All Tax services involving large and complex transactions not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies):
    -   U.S. federal, state and local tax planning and advice
    -   U.S. federal, state and local tax compliance
    -   International tax planning and advice
    -   International tax compliance
    - Review of federal, state, local and international income, franchise, and other tax returns
    -   Identification of Passive Foreign Investment Companies
    - Review of closed-end funds pro rata allocation of taxable income and capital gains to common and preferred shares.

    -   Domestic and foreign tax planning, compliance, and advice
    - Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies
    - Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund's tax compliance function)
    - Review the calculations of taxable income from corporate actions including reorganizations related to bankruptcy filings and provide guidance related to the foregoing

6.      ALL OTHER SERVICES

        The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

        The Audit Committee has pre-approved the following All Other services. Permissible All Other services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):
    - Risk management advisory services, e.g., assessment and testing of security infrastructure controls

        The following is a list of the SEC's prohibited non-audit services. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions:
    - Bookkeeping or other services related to the accounting records or financial statements of the audit client
    -   Financial information systems design and implementation
    - Appraisal or valuation services, fairness opinions or contribution-in-kind reports
    -   Actuarial services
    -   Internal audit outsourcing services
    -   Management functions
    -   Human resources
    -   Broker-dealer, investment adviser or investment banking services
    -   Legal services
    -   Expert services unrelated to the audit

7.      PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

        Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.      PROCEDURES

        All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

        The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.      ADDITIONAL REQUIREMENTS

        The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.     COVERED ENTITIES

        Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
    -   Van Kampen Investments, Inc.
    -   Van Kampen Investment Advisory Corporation
    -   Van Kampen Asset Management Inc.
    -   Van Kampen Advisors Inc.
    -   Van Kampen Funds Inc.
    -   Van Kampen Trust Company
    -   Van Kampen Investor Services Inc.
    -   Van Kampen Management Inc.
    -   Morgan Stanley Investment Management Inc.
    -   Morgan Stanley Investments LP
    -   Morgan Stanley Trust Company

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)     See table above.

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(h)     The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved.]

Item 9. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  VAN KAMPEN TRUST

By: /s/ Ronald E. Robison
   ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: May 18, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: May 18, 2004

By: /s/ John L. Sullivan
   ---------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: May 18, 2004